UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 24, 2008

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:    (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 2.02	Results of Operations and Financial Condition

On November 25, 2008, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting results of the Company for its second quarter ended October 26, 2008.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

On November 25, 2008, the Company will hold an investor conference call to disclose financial results for the second quarter ended October 26, 2008.  The Supplemental Information for this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

The information in this Current Report on Form 8-K, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events

On November 24, 2008 the Company announced that it is consolidating its travel trailer operations, moving production from plants in Crawfordsville, Indiana and Mexicali, Mexico into plants in La Grande, Oregon, Pendleton, Oregon, and Edgerton, Ohio. In addition, the Company’s Housing Group announced the consolidation of 19 manufacturing operations into 13, which affected manufactured housing plants in Woodland, California; Auburndale, Florida; Willacoochee, Georgia; Benton, Kentucky; and Pembroke, North Carolina, as well as a Trendsetter Homes facility in Douglas, Georgia. The Company issued a news release reporting the restructuring. A copy of the news release is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News release of Fleetwood Enterprises, Inc. dated November 25, 2008.

99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the second quarter ended October 26, 2008.

99.3	News release of Fleetwood Enterprises, Inc. dated November 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2008
FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Corporate Development, General Counsel and Secretary

Index to Exhibits

99.1	News release of Fleetwood Enterprises, Inc. dated November 25, 2008.

99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the second quarter ended October 26, 2008.

99.3	News release of Fleetwood Enterprises, Inc. dated November 24, 2008.